Exhibit 10.7

REINSTATEMENT AND FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS REINSTATEMENT AND FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Reinstatement and First Amendment”) is made as of the 8th day of July, 2015, by and between HB Von Karman, LLC, a Delaware limited liability company (“Seller”), and KBS Capital Advisors LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A.          Seller and Buyer were parties to that certain Agreement of Sale and Purchase dated as of June 4, 2015 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.          The Purchase Agreement was terminated as a result of Buyer’s delivery to Seller, on July 6, 2015, of a notice terminating its obligations under the Purchase Agreement in accordance with the provisions of Section 3.6 of the Purchase Agreement.

C.          Seller and Buyer mutually desire to (i) reinstate the Purchase Agreement, and (ii) amend the Purchase Agreement as provided below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1.          Recitals.  The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.          Reinstatement of Purchase Agreement.  The termination of the Purchase Agreement is hereby revoked and, except as expressly modified by this Reinstatement and First Amendment, the Purchase Agreement shall be, and hereby is, reinstated in its entirety and shall be in full force and effect as if the same had never been terminated.

3.          Due Diligence Period.  The last day of the Due Diligence Period shall be, and hereby is, extended to the date of this Reinstatement and First Amendment, and the execution and delivery of this Reinstatement and First Amendment by Buyer shall be deemed Buyer’s waiver of any right to terminate the Purchase Agreement under Section 3.6 of the Purchase Agreement, and, except as otherwise provided for in this Reinstatement and First Amendment, Buyer has approved all of the matters described in Sections 3.1 and 3.2 of the Purchase Agreement.

4.          Additional Due Diligence Date.  Article 3 of the Purchase Agreement shall be, and hereby is, supplemented to include the following Subsection 3.9:

“3.9 Additional Due Diligence Date.  Notwithstanding anything to the contrary in this Agreement, if, on or before July 14, 2015, 5:00 p.m. Pacific Time (“Additional Due Diligence Date”), (i) Buyer determines, in its sole and absolute discretion, that the status of zoning matters with respect to the Property (including, without limitation, the minimum landscaping and parking requirements and any matters with respect to the development intensity and use of the Property) are unacceptable for Buyer’s purposes, or (ii) Buyer has not received board approval authorizing it to consummate the transactions contemplated hereby (collectively, the “Additional Conditions”), then Buyer shall have the right to terminate this Agreement by giving to Seller and Escrow Agent notice of termination (“Additional Termination Notice”) before the Additional Due Diligence Date (which notice notwithstanding anything herein to the contrary may be sent by e-mail or facsimile), in which event the Initial Deposit shall be immediately refunded to Buyer, Buyer shall promptly return all Due Diligence Items to Seller and, except for those provisions of this Agreement which expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder. If Buyer fails to deliver an Additional Termination Notice to Seller and Escrow Agent on or before the Additional Due Diligence Date, then Buyer shall be deemed to be satisfied with the status of the Additional Conditions, and Buyer shall be obligated to acquire the Property in accordance with the provisions of this Agreement.”

5.          Closing Date.  Notwithstanding anything stated to the contrary in the Purchase Agreement (including, without limitation, Section 9.2 thereof) the Closing Date shall be, and hereby is, August 5, 2015.

6.          Additional Deposit and Excluded Contracts.  Notwithstanding any provision to the contrary in the Purchase Agreement (including, without limitation, Sections 2.3 and 3.8 thereof), (a) Buyer shall not be obligated to deposit with Escrow Agent the Additional Deposit until 5:00 p.m. Eastern Time on the date which is one (1) business day after the Additional Due Diligence Date (as opposed to 5:00 p.m. Eastern Time one (1) business day after the last day of the Due Diligence Period), and (b) Buyer shall have until the Additional Due Diligence Date (as opposed to prior to the end of the Due Diligence Period) to identify, by written notice to Seller, which of the Contracts that Seller, at Seller’s sole expense, must terminate prior to Closing.

7.          Deposit Instructions.  The last sentence in Section 5.3.4 of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following sentence shall be substituted in its place:

“Notwithstanding the foregoing, Seller shall have no right to receive the Deposit prior to the Additional Due Diligence Date, and if any such request is made for the Deposit by Seller prior to the Additional Due Diligence Date, Escrow Agent shall not honor such request.”

8.          Schedules 6.1(k), 6.1(l) and 6.1(n).  Schedules 6.1(k), 6.1(l) and 6.1(n) attached to the Purchase Agreement are deleted in their entirety and replaced with Schedules 6.1(k), 6.1(l) and 6.1(n) attached to this Reinstatement and First Amendment, respectively.

9.          Schedule 2 to Assignment and Assumption of Contracts.  Schedule 2 to the form of Assignment and Assumption of Contracts, Warranties and Guaranties, Licenses and Permits and Other Intangible Property attached to the Purchase Agreement as Exhibit E is deleted in its entirety and replaced with Schedule 2 attached to this Reinstatement and First Amendment.

10.        Effectiveness of Agreement.  Except as modified by this Reinstatement and First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

11.        Counterparts. This Reinstatement and First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

12.        Telecopied/Emailed Signatures. A counterpart of this Reinstatement and First Amendment that is signed by one party to this Reinstatement and First Amendment and telecopied/emailed to the other party to this Reinstatement and First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Reinstatement and First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Reinstatement and First Amendment.

13.        Successors and Assigns. All of the terms and conditions of this Reinstatement and First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Reinstatement and First Amendment as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

HV VON KARMAN, LLC, a Delaware limited liability company

By: /s/ Brian R. Carr
Name: Brian R. Carr
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE]

“BUYER”

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE]

ESCROW AGENT:

The Escrow Agent is executing this Reinstatement and First Amendment to Agreement of Sale and Purchase to acknowledge the reinstatement of the Purchase Agreement and to evidence its agreement to hold the Deposit and act as escrow agent in accordance with the terms and conditions of the Purchase Agreement (as reinstated and amended).

FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ Patty Beverly
Name: Patty Beverly
Title: VP

729371

[SIGNATURE PAGE TO FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE]

SCHEDULE 6.1(k)

Pre-Effective Date Leases

    List of Leases

Arbor E&T, LLC, a Kentucky Limited Liability Company	Tenant Name per Lease
	Leased Space - Suite #	100
	Leased Space - SF	6,304
	List of Documents (i.e. Lease, Amendment…)

Original Lease dated 5/7/2012, First Amendment dated March 2015. Beginning 8/1/2016, Tenant has ongoing termination option with 60 day notice plus penalty. Landlord also has termination option beginning 8/1/2016 with 90 day notice.

	Security Deposit	$10,023.00

Lee & Sakahara Architects AIA, Inc., a California Corporation	Tenant Name per Lease
	Leased Space - Suite #	125
	Leased Space - SF	7,840
	List of Documents (i.e. Lease, Amendment…)	Original Lease dated 11/1/1994, First Amendment dated 8/10/2000, Second Amendment dated 10/27/2010, and Third Amendment dated 11/26/2013, Notice Of Lease Term Dates dated 6/10/2015
	Security Deposit	$16,196.25

PENCO Engineering, a California Corporation	Tenant Name per Lease
	Leased Space - Suite #	150
	Leased Space - SF	6,751
	List of Documents (i.e. Lease, Amendment…)	Original lease dated 5/4/2011, First Amendment dated October 2014, Commencement Letter dated 10/6/11
	Security Deposit	$11,139.15

Stream Realty Partners - Orange County, L.P., a Texas Limited Partnership	Tenant Name per Lease
	Leased Space - Suite #	175
	Leased Space - SF	5,223
	List of Documents (i.e. Lease, Amendment…)	Original lease dated 5/16/2013, First Amendment dated 12/15/2014, Original Lease Commencement Letter undated, Notice of Lease Term Dates dated6/10/15
	Security Deposit	$5,655.00

LNH INC., a Delaware Corporation	Tenant Name per Lease
	Leased Space - Suite #	200, 300, 400, 400A, 425
	Leased Space - SF	44,892

	List of Documents (i.e. Lease, Amendment…)	Original lease dated 3/27/2007, Assignment of Lease dated 6/17/2009, Landlord Consent to Collateral Access to GCI Capital Markets LLC, First Amendment dated 2/1/2011, Second Amendment dated 8/23/2012, Third Amendment dated 1/15/2013, Fourth Amendment dated October 2013, Consent to Sublease dated 4/13/2015, Sublease dated 4/13/2015, Letter Agreement Regarding Renewal Option dated April 14, 2015, Commencement Letter undated, Commencement Memo dated 7/22/11, Exhibit F Commencement Date Letter dated 12/11/07, Exhibit F Commencement Date Letter dated 1/4/08, Exhibit F Commencement Date Letter dated 1/4/08
	Security Deposit	$56,821.50

INNOVATIVE AUTOXCHANGE, LLC, a California Limited Liability Corporation	Tenant Name per Lease
	Leased Space - Suite #	250
	Leased Space - SF	3,053
	List of Documents (i.e. Lease, Amendment…)	Original lease dated 4/22/2013. Guarantor is Dynamic Interactive Corp., a Nevada corporation, Commencement Letter undated
	Security Deposit	$10,990.80

MODERN DAY MARKETING, a California Corporation	Tenant Name per Lease
	Leased Space - Suite #	325
	Leased Space - SF	3,051
	List of Documents (i.e. Lease, Amendment…)	Original lease dated 4/28/2015
	Security Deposit	$7,685.47

JMAC LENDING, Inc., a California Corporation	Tenant Name per Lease
	Leased Space - Suite #	275
	Leased Space - SF	2,900
	List of Documents (i.e. Lease, Amendment…)	Original lease dated 5/13/2015.
	Security Deposit	$6,815.00

BIZUSA.com, Inc., a Delaware corporation, dba Eight Horses	Tenant Name per Lease
	Leased Space - Suite #	350
	Leased Space - SF	2,938
	List of Documents (i.e. Lease, Amendment…)	Original lease dated June 2014.
	Security Deposit	$6,434.22

Merrill Communications LLC, a Delaware limited liability company	Tenant Name per Lease
	Leased Space - Suite #	375
	Leased Space - SF	4,119

	List of Documents (i.e. Lease, Amendment…)	Original lease dated 6/4/2002, First Amendment dated 7/26/2007, Second Amendment dated 8/20/2010, Third Amendment dated 3/18/2015, Commencement Letter dated 9/18/02
	Security Deposit	$7,414.20

Combatant Gentlemen, Inc., a Delaware Corporation	Tenant Name per Lease
	Leased Space - Suite #	450
	Leased Space - SF	9,313
	List of Documents (i.e. Lease, Amendment…)	Original lease dated September 2014, Commencement Letter undated, First Amendment to Lease dated 7/2/15
	Security Deposit	$41,921.90

United Radio Incorporated, a Kentucky corporation dba BlueStar	Tenant Name per Lease
	Leased Space - Suite #	475
	Leased Space - SF	4,341
	List of Documents (i.e. Lease, Amendment…)	Original lease dated July 2014, Commencement Letter undated
	Security Deposit	None

SCHEDULE 6.1(l)

Contracts

Vendor	Service	Date
5-Star Elevator Service, Inc.	Elevator	2/20/15
Paradise Construction	Ext. Lighting Maint.	9/10/13
Red Hawk Fire and Security	Fire Alarm Monitoring	7/8/13
White Mechanical	HVAC	7/31/13
Able Building Maintenance	Janitorial Service	12/15/14
CG Landscape	Landscape	7/1/13
Julio Fuentes	Maintenance	5/15/14
Fenn Termite & Pest Control	Pest Control	9/19/13
TSCM Corporation	Sweeping	7/18/13
HSG Professional Window Cleaners, Inc.	Window washing	2/7/14
Stream Realty Partners – Orange County, L.P.	Property management and leasing	N/A

SCHEDULE 6.1(n)

Rent Concessions

Free Rent Obligations

Tenant	Free Rent Provisions

Arbor E&T	Base Rent abated for 3 months (August 2015, August 2016, August 2017)

Combatant Gentleman	Base Rent abated through December 31, 2015

Modern Day Marketing	Base Rent abated through February 29, 2016 (Lease commences June 1, 2015)

JMAC Lending	Base Rent abated through December 31, 2015 (Lease commences June 15, 2015)

Lee & Sakahara	Base Rent partially abated through March 31, 2016 (Abatement represents $0.55 per square foot, per month)

Merrill Communications	Base Rent abated November 1, 2015 through November 15, 2015

Schedule 2 to Assignment and Assumption of Contracts, Warranties and Guaranties,

Licenses and Permits and Other Intangible Property

Licenses, Permits and Intangibles

1.          Elevator Permit Number, Conveyance Number 067017, issued by the State of California Department of Industrial Relations, Division of Occupational Safety & Health, expires 9/29/2015

2.          Elevator Permit Number, Conveyance Number 067016, issued by the State of California Department of Industrial Relations, Division of Occupational Safety & Health, expires 9/29/2015